                                         Contact:    Mark Kollar
                                                     Broadgate Consultants, Inc.
                                                     212-232-2222


FOR IMMEDIATE RELEASE
=====================
FINAL
=====


                 Aurora Foods'  Fourth-Quarter Results Reflect
                Continued  Financial and Operating Improvements

                     Adjusted  EBITDA Increases 81% in 4Q
                        From Pro-Forma Year-Ago Levels

                 Company Turnaround On Target and Accelerating
          __________________________________________________________


ST. LOUIS, February 28, 2001 -- Aurora Foods Inc. (NYSE: AOR) today announced its financial and operating performance continued to improve significantly in the fourth quarter that ended December 31, 2000, with strong volume growth and major efficiency improvements driving the turnaround.

     For the fourth quarter of 2000, adjusted EBITDA, or earnings before interest, taxes, depreciation and amortization, increased 81% to $47.6 million from the same pro-forma year-ago period. These amounts exclude special charges and treat the acquisitions of Lender's(R) and Chef's Choice(R) and the accounting change adopted in the second quarter of 2000, as if they all took place at the beginning of 1999.

     Net sales for the fourth quarter of 2000 rose to $275.7 million, a 2.1% increase from the same year-ago period on a pro-forma basis. In addition, primarily because of special pre-tax charges of $7.3 million, the Company incurred a loss of $5.4 million, or $0.08 per share, as expected, compared with a loss of $5.0 million, or $0.08 per share, in the fourth quarter of 1999. These charges primarily reflect expenses associated with the accounting restatements announced by Aurora in the first quarter of 2000. There was no such charge in the year-ago fourth quarter. With the fourth-quarter charge, the Company believes it has fully reflected the costs associated with its earnings restatements and does not anticipate additional special charges in 200l.


STRONG SIX-MONTH TRENDS

     The Company's adjusted EBITDA for the third and fourth quarters of 2000 was up 30.3% from the pro-forma year ago period, representing a major turnaround from the adjusted pro-forma EBITDA decline of 24.8% in the first six months of the year. The Company's adjusted EBITDA margin, which reflects a percent of net sales, for the last six months of 2000 was 18.2%, compared with the pro-forma margin of 13.6% in the same year-ago period and a 12.3% margin in the first six months of 2000.

     "The significant improvements in our fourth-quarter and second-half results in 2000 reflect the business momentum created by our emphasis on brand-equity building and the elimination of unnecessary costs," said Jim Smith, President and Chief Executive Officer of Aurora Foods. "The unit sales growth versus year ago is another indication of the resurgence underway at Aurora, and the continued growth we should expect from our brands when properly supported."

STRONG UNIT VOLUME GROWTH, IMPROVED EFFICIENCY

     Unit volume overall was up 3.3% in the fourth quarter of 2000 versus pro-forma year ago, with unit increases in all businesses except Seafood, Celeste(R) and Country Kitchen, where year-over-year comparisons are difficult to make because of heavy end-of-year loading in 1999. Total marketing spending in the quarter declined almost 24% per case, yet remained at very strong levels in the absolute.

     "The Company's new strategy of focusing on building topline sales through re-energized marketing and new products is beginning to have an impact on the business," added Mr. Smith. "The Company is well positioned for growth. We expect to continue to grow our brands behind a strong flow of product news, new advertising and marketing programs, improved execution and even better attention to costs. At this time, we are forecasting continued strong EBITDA growth in the 15% to 18% range for 2001.

     "The new year has certainly gotten off to a strong, fresh start. The issues relating to the restatements have been resolved, and the Company has increased its advertisng behind its Seafood and Lender's(R) brands during the first quarter of our new year. The entire Company is approaching 2001 with great excitement and a renewed belief in the power of our brands and our ability to grow them. The management team is now focused single-mindedly on initiating and executing the programs that will accelerate Aurora's growth and bring enhanced value to our shareholders, customers and employees."

FULL-YEAR RESULTS

     For the year, adjusted EBITDA for 2000 grew 0.7% from pro-forma year ago, to $152.7 million despite significant retail deloading that reduced both revenues and earnings significantly. The full-year net loss was $68.3 million, or $0.99 per share, primarily reflecting an after-tax charge of $12.2 million for the early adoption of EITF 00-14 (Accounting for Certain Sales Incentives) and special pre-tax charges of $57.3 million.

     Attached are Aurora's financial tables for fourth-quarter and year-end 2000 results, as well as IRI/Nielsen dollar and unit market share trends.

     Aurora will host a teleconference call to discuss fourth-quarter and full-year results at 11:00 ET Wednesday, February 28, 2001, which will be also available over the Internet at http://www.aurorafoods.com.

ABOUT AURORA FOODS

     Aurora Foods Inc., which is based in St. Louis, is a leading producer and marketer of premium branded food products including Duncan Hines(R) baking mixes, Log Cabin(R) and Mrs. Butterworth's(R) syrup, Lender's(R) bagels, Van de Kamp's(R) and Mrs. Paul's(R) frozen seafood, Aunt Jemima(R) frozen breakfast products, Celeste(R) frozen pizza and

Chef's Choice(R) skillet meals. Aurora's products can be found in all Retail classes of trade, and Foodservice, and command strong positions in their respective categories and/or markets.

     Statements contained in this press release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements contained in this release and that may affect the Company's prospects in general are described in the Company's filing with the Securities and Exchange Commission.

                                     # # #

                             Aurora Market Shares
                               Dollars - 1/21/01
                          (Point Change vs Year Ago)

                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
                                                                 Share of Category
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
                                    Past              Past             Past              Past             Past
                                   1 Month          3 Months         6 Months          9 Months         12 Months
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
VDK Prepared Fin
VDK Prepared Non-Fin
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
Van de Kamp's                     22.4     (1.8)    21.7    (1.3)    21.4     (1.2)    21.1    (2.0)    22.8     (1.8)
MPK Prepared Fin
MPK Prepared Non-Fin
Mrs. Paul's                       15.9     (0.2)    15.6    (0.1)    15.6      0.1     15.9     0.1     16.3      0.0
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
TOTAL Prepared Seafood            38.3     (1.9)    37.4    (1.4)    37.1     (1.0)    37.0    (1.9)    39.1     (1.7)

AJ Waffles                         6.2     (0.8)     6.4    (0.3)     6.3      0.3      6.3     0.1      6.3     (0.3)
AJ Pancakes                        3.5      0.7      3.4     0.6      3.3      0.6      3.3     0.6      3.2      0.6
AJ French Toast                    4.4     (0.1)     4.4    (0.1)     4.3      0.1      4.4     0.2      4.4      0.3
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
TOTAL Frozen Breakfast            14.2     (0.2)    14.2     0.3     14.0      1.1     14.0     0.9     13.9      0.6

Frozen Pizza                       2.7     (0.7)     2.9    (0.3)     3.0     (0.4)     3.0    (0.5)     3.1     (0.6)

Frozen Skillet Meals              12.3     (2.7)    11.9    (2.3)    13.4     (1.6)    14.5    (0.2)    14.7      0.8

Frozen Lender's                   16.3     (2.9)    16.0    (3.0)    16.6     (2.7)    17.0    (2.3)    17.4     (2.1)
Refrigerated Lender's              8.0      0.2      8.0     0.2      8.2      0.3      8.2     0.4      8.0      0.3
Fresh Lender's                     7.1     (0.0)     6.6    (0.8)     6.5     (1.4)     6.5    (1.8)     6.7     (1.8)
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
TOTAL Lender's                    31.4     (2.7)    30.7    (3.5)    31.3     (3.9)    31.7    (3.6)    32.0     (3.6)

Log Cabin                         11.7     (2.6)    11.7    (1.9)    11.8     (2.1)    12.2    (1.6)    12.7     (1.2)
Mrs. Butterworth's                11.8     (5.3)    11.7    (3.8)    12.1     (2.2)    12.5    (1.7)    13.1     (0.6)
Country Kitchen                    4.8     (1.0)     4.7    (0.8)     4.9     (0.5)     5.2    (0.4)     5.4     (0.2)
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
TOTAL Syrup                       28.3     (9.0)    28.2    (6.5)    28.8     (4.8)    29.9    (3.6)    31.2     (1.9)

Cake Mix                           9.7      0.5     10.1     0.0      9.9     (0.1)     9.9    (0.0)     9.8     (0.1)
Frosting                           3.7      0.1      3.9    (0.1)     3.7     (0.0)     3.6    (0.0)     3.6      0.0
Brownies                           2.7     (0.3)     2.0    (0.2)     2.1     (0.2)     2.2    (0.3)     2.3     (0.3)
Muffins                            2.0     (0.3)     1.6    (0.3)     1.8     (0.1)     1.9     0.0      2.0      0.3
Cookie Mix                         0.6     (0.1)     0.6    (0.2)     0.6     (0.1)     0.6    (0.1)     0.6     (0.1)
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
TOTAL Baking                      18.7     (0.1)    18.2    (0.8)    18.2     (0.5)    18.2    (0.5)    18.3     (0.1)
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------



                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
                                                                 Share of Segment
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
                                    Past              Past             Past              Past             Past
                                   1 Month          3 Months         6 Months          9 Months         12 Months
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
VDK Prepared Fin                  26.2     (1.5)   25.8     (0.9)    25.3     (0.6)   24.8     (1.6)    26.6     (1.4)
VDK Prepared Non-Fin               8.7     (0.4)    7.6     (0.6)     7.2     (1.1)    7.1     (1.4)     7.6     (1.2)


Van de Kamp's
MPK Prepared Fin                  15.1     (1.7)   15.3     (1.3)    15.5     (0.8)   16.0     (0.8)    16.4     (0.7)
MPK Prepared Non-Fin              18.6      5.6    16.8      4.6     16.0      4.1    15.6      3.9     15.9      3.4
Mrs. Paul's


TOTAL Prepared Seafood

AJ Waffles                         8.0     (0.8)    8.1     (0.3)     8.0      0.5     8.0      0.3      8.0     (0.2)
AJ Pancakes                       28.4      4.2    28.0      4.8     27.4      4.8    27.0      4.2     26.4      3.8
AJ French Toast                   49.7     (4.5)   49.8     (4.6)    50.7     (3.1)   51.1     (2.4)    51.4     (1.9)


TOTAL Frozen Breakfast

Frozen Pizza

Frozen Skillet Meals

Frozen Lender's                   79.0      0.4    79.5      0.6     80.2      1.1    80.5      1.9     80.6      2.2
Refrigerated Lender's             67.5      1.7    67.2     (0.1)    68.8      0.7    69.3      2.0     68.4      1.4
Fresh Lender's                    10.5     (0.7)    9.8     (1.7)     9.6     (2.8)    9.7     (3.3)    10.0     (3.3)


TOTAL Lender's

Log Cabin
Mrs. Butterworth's
Country Kitchen


TOTAL Syrup

Cake Mix                          35.6      1.2    36.0      0.5     34.2      0.5    33.5      0.5     33.0      0.5
Frosting                          19.3      0.3    19.0     (0.5)    18.8     (0.2)   18.5     (0.2)    18.3     (0.2)
Brownies                          18.6     (0.6)   14.9     (1.4)    14.0     (1.2)   13.9     (2.0)    14.3     (1.6)
Muffins                            9.3     (1.3)    9.0     (1.3)     9.8     (0.5)   10.3      0.2     10.9      1.3
Cookie Mix                        10.3     (3.4)    9.1     (4.2)     9.4     (3.6)    9.8     (4.2)    10.2     (4.2)


TOTAL Baking
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------



                             Aurora Market Shares
                                Units - 1/21/01
                          (Point Change vs Year Ago)

                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
                                                                Share of Category
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
                                    Past              Past             Past              Past             Past
                                   1 Month          3 Months         6 Months          9 Months         12 Months
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
VDK Prepared Fin
VDK Prepared Non-Fin
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
Van de Kamp's                     19.0     (1.3)    18.5    (1.1)    18.2     (1.0)    17.8    (1.8)    19.5     (1.6)
MPK Prepared Fin
MPK Prepared Non-Fin
Mrs. Paul's                       14.7     (1.7)    14.7    (0.9)    14.9     (0.8)    15.4    (0.9)    16.1     (1.0)
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
TOTAL Prepared Seafood            33.7     (3.0)    33.3    (2.0)    33.1     (1.8)    33.2    (2.7)    35.6     (2.7)

AJ Waffles                         8.9     (0.8)     8.7    (0.2)     8.6      0.9      8.7     0.6      8.7     (0.0)
AJ Pancakes                        3.4      0.8      3.3     0.7      3.2      0.7      3.2     0.6      3.1      0.5
AJ French Toast                    4.1     (0.1)     4.2    (0.1)     4.2      0.2      4.2     0.2      4.2      0.2
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
TOTAL Frozen Breakfast            16.4     (0.1)    16.3     0.5     16.0      1.8     16.1     1.5     16.1      0.7

Frozen Pizza                       4.5     (0.9)     4.7    (0.6)     4.9     (0.5)     5.0    (0.5)     5.2     (0.7)

Frozen Skillet Meals               9.0     (1.1)     8.9    (1.0)    10.0     (0.4)    10.6     0.4     10.6      1.1

Frozen Lender's                   23.0     (3.3)    22.7    (3.1)    23.3     (2.9)    23.8    (2.3)    24.3     (2.0)
Refrigerated Lender's             10.3      0.9     10.3     0.9     10.3      0.9     10.1     1.0      9.7      0.8
Fresh Lender's                     5.1      0.2      4.6    (0.4)     4.5     (0.9)     4.5    (1.1)     4.6     (1.1)
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
TOTAL Lender's                    38.4     (2.1)    37.6    (2.6)    38.0     (2.9)    38.4    (2.4)    38.5     (2.3)

Log Cabin                          9.3     (2.2)     9.3    (1.5)     9.4     (1.7)     9.7    (1.4)    10.1     (1.1)
Mrs. Butterworth's                 9.8     (4.9)     9.7    (3.3)    10.0     (2.0)    10.5    (1.5)    11.1     (0.4)
Country Kitchen                    5.4     (1.3)     5.3    (1.0)     5.6     (0.6)     5.9    (0.3)     6.1     (0.1)
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
TOTAL Syrup                       24.5     (8.5)    24.2    (5.9)    24.9     (4.3)    26.1    (3.2)    27.3     (1.6)

Cake Mix                           8.6      0.0     10.1    (0.4)     9.5     (0.5)     9.5    (0.5)     9.5     (0.5)
Frosting                           2.7     (0.0)     2.8    (0.2)     2.8     (0.1)     2.7    (0.1)     2.8     (0.1)
Brownies                           1.9     (0.2)     1.4    (0.1)     1.5     (0.1)     1.5    (0.2)     1.6     (0.2)
Muffins                            0.9     (0.1)     0.8    (0.1)     0.9     (0.0)     0.9     0.0      1.0      0.1
Cookie Mix                         0.3     (0.0)     0.3    (0.1)     0.3     (0.1)     0.3    (0.1)     0.3     (0.1)
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
TOTAL Baking                      14.4     (0.4)    15.3    (1.0)    15.0     (0.8)    15.0    (0.9)    15.2     (0.7)
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------


                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
                                                                 Share of Segment
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
                                    Past              Past             Past              Past             Past
                                   1 Month          3 Months         6 Months          9 Months         12 Months
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------
VDK Prepared Fin                  21.7     (1.4)   21.5     (1.0)    21.1     (0.7)   20.6     (1.7)    22.4     (1.5)
VDK Prepared Non-Fin               7.6      0.3     6.6     (0.3)     6.2     (1.0)    6.0     (1.4)     6.4     (1.3)


Van de Kamp's
MPK Prepared Fin                  13.8     (3.1)   14.3     (2.0)    14.7     (1.5)   15.3     (1.5)    16.1     (1.4)
MPK Prepared Non-Fin              18.2      4.3    16.5      3.6     15.8      2.2    15.7      1.8     16.3      0.8
Mrs. Paul's


TOTAL Prepared Seafood

AJ Waffles                        11.1     (0.8)   10.9     (0.1)    10.8      1.2    10.9      0.9     10.9      0.1
AJ Pancakes                       29.0      4.7    28.4      4.9     27.9      5.2    27.7      4.6     27.0      4.0
AJ French Toast                   52.2     (3.6)   52.6     (3.4)    53.4     (1.4)   53.9     (0.6)    54.1     (0.3)


TOTAL Frozen Breakfast

Frozen Pizza

Frozen Skillet Meals

Frozen Lender's                   74.4     (0.6)   75.1      0.1     75.9      0.8    76.4      1.8     76.6      2.2
Refrigerated Lender's             62.0      1.6    62.6      1.1     63.7      1.7    63.9      2.9     62.8      2.0
Fresh Lender's                     9.7     (0.1)    8.7     (1.4)     8.4     (2.3)    8.5     (2.7)     8.7     (2.7)


TOTAL Lender's

Log Cabin
Mrs. Butterworth's
Country Kitchen


TOTAL Syrup

Cake Mix                          34.3      0.2    34.5      0.4     32.4     (0.0)   31.7     (0.3)    31.5     (0.4)
Frosting                          18.3      0.2    18.1     (0.6)    18.0     (0.3)   17.7     (0.4)    17.5     (0.5)
Brownies                          17.5     (0.5)   13.6     (1.3)    12.8     (0.9)   12.7     (1.9)    13.0     (1.7)
Muffins                            2.4     (0.4)    2.3     (0.4)     2.6     (0.2)    2.8     (0.0)     3.0      0.4
Cookie Mix                         9.5     (2.6)    8.3     (3.5)     8.4     (2.7)    8.7     (3.6)     8.9     (3.8)


TOTAL Baking
                              ----------------------------------------------------------------------------------------
                              ----------------------------------------------------------------------------------------

                               AURORA FOODS INC.
                                 CONSOLIDATED
                                BALANCE SHEETS
                                (IN THOUSANDS)

                                                            December 31,
                                                     ----------      ----------
                                                        2000           1999
                                                     ----------      ----------
ASSETS:

CASH & CASH EQUIVALENTS                                     525             315
ACCOUNTS RECEIVABLE, NET                                 82,628          92,576
INVENTORIES                                             104,319         123,967
PREPAID EXPENSES AND OTHER CURRENT ASSETS                 6,496          21,876
CURRENT DEFERRED TAX ASSETS                              17,133          17,338
                                                     ----------      ----------
TOTAL CURRENT ASSETS                                    211,101         256,072

PROPERTY, PLANT AND EQUIPMENT, NET                      239,107         257,443
DEFERRED TAX ASSET                                       40,045           2,357
GOODWILL AND OTHER INTANGIBLE ASSETS, NET             1,268,942       1,294,995
ASSET HELD FOR SALE                                           0             800
OTHER ASSETS                                             35,091          37,671
                                                     ----------      ----------

TOTAL ASSETS                                          1,794,286       1,849,338
                                                     ==========      ==========


LIABILITIES & STOCKHOLDERS' EQUITY:

SENIOR SECURED TERM DEBT                                      0         543,591
SENIOR SECURED REVOLVING FACILITY                             0         105,600
SENIOR SUBORDINATED NOTES                                     0         402,049
CURRENT PORTION OF SENIOR SECURED TERM DEBT              32,926          27,980
ACCOUNTS PAYABLE                                         50,456          87,942
ACCRUED LIABILITIES                                      87,840         100,533
                                                     ----------      ----------
TOTAL CURRENT LIABILITIES                               171,222       1,267,695


SENIOR SECURED TERM DEBT                                510,665               0
SENIOR SECURED REVOLVING FACILITY                       160,000               0
SENIOR SUBORDINATED NOTES                               401,837               0
OTHER LIABILITIES                                         5,848           5,385
                                                     ----------      ----------
TOTAL LIABILITIES                                     1,249,572       1,273,080
                                                     ----------      ----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY
PREFERRED STOCK                                              37               0
COMMON STOCK                                                741             670
PAID-IN CAPITAL                                         685,091         648,254
PROMISSORY NOTES                                           (227)           (323)
ACCUMULATED DEFICIT                                    (140,928)        (72,343)
                                                     ----------      ----------
TOTAL STOCKHOLDERS' EQUITY                              544,714         576,258
                                                     ----------      ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            1,794,286       1,849,338
                                                     ==========      ==========


                               AURORA FOODS INC.
                                 CONSOLIDATED
                               INCOME STATEMENTS
                       (DOLLARS AND SHARES IN THOUSANDS)
                                   Unaudited

                                                         Three Months Ended December 31,
                                                        -----------------------------------
                                                                                 Pro forma
                                                          2000         1999       1999 (2)
                                                        --------     --------     --------
NET SALES                                                275,680      260,578      269,971
COST OF GOODS SOLD                                      (131,399)    (127,467)    (134,373)
                                                        --------     --------     --------
GROSS PROFIT                                             144,281      133,111      135,598
                                                        --------     --------     --------
BROKERAGE, DISTRIBUTION AND MARKETING EXPENSES
     BROKERAGE AND DISTRIBUTION                          (31,985)     (32,552)     (35,320)
     TRADE PROMOTIONS                                    (52,729)     (49,220)     (51,328)
     CONSUMER MARKETING                                   (7,031)     (13,350)     (16,806)
                                                        --------     --------     --------
TOTAL BROKERAGE, DISTRIBUTION AND MARKETING EXPENSES     (91,745)     (95,122)    (103,454)
AMORTIZATION OF GOODWILL AND OTHER INTANGIBLES           (12,676)     (10,541)     (10,924)
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES             (11,995)     (10,855)     (11,846)
OTHER FINANCIAL, LEGAL AND ACCOUNTING EXPENSES            (6,037)           0            0
COLUMBUS CONSOLIDATION COSTS                                (318)           0            0
TRANSITION EXPENSES                                         (955)      (2,105)      (2,105)
                                                        --------     --------     --------
TOTAL OPERATING EXPENSES                                (123,726)    (118,623)    (128,329)
                                                        --------     --------     --------
     OPERATING INCOME                                     20,555       14,488        7,269
INTEREST EXPENSE, NET                                    (28,428)     (21,201)     (23,260)
AMORTIZATION OF DEFERRED FINANCING EXPENSES                 (838)        (680)        (680)
OTHER BANK AND FINANCING EXPENSES                            (48)        (687)        (687)
                                                        --------     --------     --------
     INCOME (LOSS) BEFORE INCOME TAXES                    (8,759)      (8,080)     (17,358)
INCOME TAX (EXPENSE) BENEFIT                               3,344        3,052        6,759
                                                        --------     --------     --------
NET INCOME (LOSS)                                         (5,415)      (5,028)     (10,599)
     PREFERRED DIVIDENDS                                    (300)           0            0
                                                        --------     --------     --------
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS        (5,715)      (5,028)     (10,599)
                                                        ========     ========     ========

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE
     AVAILABLE TO COMMON STOCKHOLDERS                      (0.08)       (0.08)       (0.16)
                                                        ========     ========     ========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING             74,071       67,031       67,031
                                                        ========     ========     ========

ADJUSTED EBITDA (1)                                       47,619       31,942       26,310
                                                        ========     ========     ========

(1) Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization and before the accounting change, other financial, legal and accounting expenses, Columbus consolidation costs and transition expenses.

(2) Pro forma amounts include adjustments to historical results to reflect the acquistions of Lender's and Chef's Choice and the adoption of EITF 00-14 (Accounting for Certain Sales Incentives) as if they had taken place at the beginning of 1999.

                               AURORA FOODS INC.
                                 CONSOLIDATED
                               INCOME STATEMENTS
                       (DOLLARS AND SHARES IN THOUSANDS)

                                                               Years Ended December 31,
                                                        ----------------------------------------
                                                                                      Pro forma
                                                          2000           1999          1999 (2)
                                                        ----------     ----------     ----------
NET SALES                                                1,000,131        876,206      1,034,280
COST OF GOODS SOLD                                        (488,585)      (424,936)      (508,015)
                                                        ----------     ----------     ----------
GROSS PROFIT                                               511,546        451,270        526,265
                                                        ----------     ----------     ----------
BROKERAGE, DISTRIBUTION AND MARKETING EXPENSES
     BROKERAGE AND DISTRIBUTION                           (117,830)      (101,652)      (127,093)
     TRADE PROMOTIONS                                     (179,117)      (150,114)      (174,575)
     CONSUMER MARKETING                                    (44,655)       (50,913)       (59,829)
                                                        ----------     ----------     ----------
TOTAL BROKERAGE, DISTRIBUTION AND MARKETING EXPENSES      (341,602)      (302,679)      (361,497)
AMORTIZATION OF GOODWILL AND OTHER INTANGIBLES             (44,819)       (38,305)       (42,456)
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES               (42,903)       (35,025)       (45,328)
OTHER FINANCIAL, LEGAL AND ACCOUNTING EXPENSES             (47,352)             0              0
COLUMBUS CONSOLIDATION COSTS                                (6,868)             0              0
TRANSITION EXPENSES                                         (3,037)       (11,200)       (11,200)
                                                        ----------     ----------     ----------
TOTAL OPERATING EXPENSES                                  (486,581)      (387,209)      (460,481)
                                                        ----------     ----------     ----------
     OPERATING INCOME                                       24,965         64,061         65,784
INTEREST EXPENSE, NET                                     (109,554)       (68,403)       (90,006)
AMORTIZATION OF DEFERRED FINANCING EXPENSES                 (3,016)        (2,060)        (2,060)
OTHER BANK AND FINANCING EXPENSES                             (336)          (838)          (838)
                                                        ----------     ----------     ----------
     INCOME (LOSS) BEFORE INCOME TAXES
     AND CUMULATIVE CHANGE IN ACCOUNTING                   (87,941)        (7,240)       (27,120)
INCOME TAX (EXPENSE) BENEFIT                                31,850          2,791         10,071
                                                        ----------     ----------     ----------
LOSS BEFORE CUMULATIVE CHANGE IN ACCOUNTING                (56,091)        (4,449)       (17,049)

CUMULATIVE CHANGE IN ACCOUNTING, NET OF TAX                (12,161)             0              0
                                                        ----------     ----------     ----------
NET INCOME (LOSS)                                          (68,252)        (4,449)       (17,049)
     PREFERRED DIVIDENDS                                      (333)             0              0
                                                        ----------     ----------     ----------
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS         (68,585)        (4,449)       (17,049)
                                                        ==========     ==========     ==========

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE
     AVAILABLE TO COMMON STOCKHOLDERS                        (0.99)         (0.07)         (0.25)
                                                        ==========     ==========     ==========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING               69,041         67,023         67,023
                                                        ==========     ==========     ==========

ADJUSTED EBITDA (1)                                        152,669        128,077        151,579
                                                        ==========     ==========     ==========

(1) Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization and before the accounting change, other financial, legal and accounting expenses, Columbus consolidation costs and transition expenses.

(2) Pro forma amounts include adjustments to historical results to reflect the acquistions of Lender's and Chef's Choice and the adoption of EITF 00-14 (Accounting for Certain Sales Incentives) as if they had taken place at the beginning of 1999.

                               AURORA FOODS INC.
                                 CONSOLIDATED
                              CASH FLOW STATEMENT
                                (IN THOUSANDS)

                                                           Years Ended December 31,
                                                            ---------------------
                                                              2000         1999
                                                            --------     --------
CASH FROM OPERATIONS:
  NET INCOME (LOSS)                                          (68,252)      (4,449)
  ADD BACK ITEMS NOT AFFECTING CASH
  DEPRECIATION AND AMORTIZATION EXPENSE                       73,335       55,256
  DEFERRED INCOME TAXES                                      (31,850)      (2,244)
  NON-CASH RESTRUCTURING COST                                  3,094            0
  NON-CASH OTHER FINANCIAL, LEGAL & ACCOUNTNG EXPENSE         17,714            0
  CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING,NET OF TAX        12,161            0
  INCENTIVE PLAN CREDIT                                            0         (571)
  (GAIN) LOSS ON SALE OF ASSETS                                 (303)       1,780
  CHANGES TO OPERATING ASSETS AND LIABILITIES:
    RECEIVABLES                                              (26,768)      (6,625)
    ACCOUNTS RECEIVABLE SOLD                                  38,565            0
    INVENTORIES                                               18,352      (22,664)
    PREPAID EXPENSES AND OTHER CURRENT ASSETS                 15,211      (14,728)
    ACCOUNTS PAYABLE                                         (37,707)      19,528
    ACCRUED EXPENSES                                         (30,924)      (1,281)
    OTHER NON-CURRENT LIABILITIES                               (576)     (12,853)
                                                            --------     --------

NET CASH USED IN OPERATIONS                                  (17,948)      11,149
                                                            --------     --------

CASH FLOWS FROM INVESTING ACTIVITIES
  ASSET ADDITIONS                                            (12,780)     (25,281)
  CHANGES TO OTHER NON-CURRENT ASSETS AND LIABILITIES         (4,034)      (6,002)
  PROCEED FROM ASSET SALES                                     1,176            0
  PAYMENT FOR ACQUISITION OF BUSINESSES                       (7,984)    (343,885)
                                                            --------     --------

NET CASH (USED FOR) INVESTMENT ACTIVITIES                    (23,622)    (375,168)
                                                            --------     --------

CASH (USED FOR) PROVIDED BY FINANCING ACTIVITIES:
  PROCEEDS FROM SENIOR SECURED REVOLVING AND TERM DEBT        54,400      633,400
  REPAYMENT OF BORROWINGS                                    (27,980)    (262,080)
  ISSUANCE OF PREFERRED STOCK                                 15,000            0
  CAPITAL CONTRIBUTIONS, NET OF OFFICER PROMISSORY NOTES         492          605
  DEBT ISSUANCE AND EQUITY RAISING COSTS                        (132)      (7,945)
                                                            --------     --------

NET CASH FROM FINANCING ACTIVITIES                            41,780      363,980
                                                            --------     --------

NET CHANGE IN CASH                                               210          (39)
BEGINNING CASH AND CASH EQUIVALENTS                              315          354
                                                            --------     --------

ENDING CASH AND CASH EQUIVALENTS                                 525          315
                                                            ========     ========
